EXHIBIT 99.2 Page 1 Bucyrus Acquisition This presentation should be read in conjunction with Caterpillar’s Earnings Release filed on July 22, 2011 with the Securities and Exchange Commission on Form 8-K

Forward-Looking Statements Certain statements in this presentation relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause Caterpillar’s actual results to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements. It is important to note that Caterpillar’s actual results may differ materially from those described or implied in its forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets Caterpillar serves; (ii) government monetary or fiscal policies and government spending on infrastructure; (iii) commodity or component price increases and/or limited availability of raw materials and component products, including steel; (iv) Caterpillar’s and its customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (vi) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (vii) financial condition and credit worthiness of Cat Financial’s customers; (viii) inability to realize expected benefits from acquisitions and divestitures, including the acquisition of Bucyrus International, Inc.; (ix) international trade and investment policies, such as import quotas, capital controls or tariffs; (x) the possibility that Caterpillar’s introduction of Tier 4 emissions compliant machines and engines is not successful; (xi) market acceptance of Caterpillar’s products and services; (xii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiii) union disputes or other employee relations issues; (xiv) Caterpillar’s ability to successfully implement the Caterpillar Production System or other productivity initiatives; (xv) adverse changes in sourcing practices of our dealers or original equipment manufacturers; (xvi) compliance costs associated with environmental laws and regulations; (xvii) alleged or actual violations of trade or anti-corruption laws and regulations; (xviii) additional tax expense or exposure; (xix) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xx) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xxi) increased funding obligations under our pension plans; (xxii) significant legal proceedings, claims, lawsuits or investigations; (xxiii) imposition of operational restrictions or compliance requirements if carbon emissions legislation and/or regulations are adopted; (xxiv) changes in accounting standards or adoption of new accounting standards; (xxv) adverse effects of natural disasters; and (xxvi) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 22, 2011 for the year ended December 31, 2010. This filing is available on our website at www.caterpillar.com/secfilings.

Today’s Discussion Fundamental Reasons to Acquire Bucyrus Remain Mining is a great industry that fits our strategy We expect robust long-term growth in mining Bucyrus products are highly complementary We’ve Made Key Decisions Organization Branding Dealer participation Funding We are Ready for Integration Financial Expectations Page 4

The Cat Business Model Executed in close partnership with Dealers Page 5

Growth in Mining is a Strategic Imperative Page 6

Page 7 Electric rope shovels Draglines Hydraulic shovels Drills Underground mining equipment Trucks Highwall miners Complementary Bucyrus Products

Page 8

Caterpillar Before Bucyrus

Important in mining, but narrow product line


Surface Mining Equipment
Underground Mining Equipment
Company
Dozers & Graders
Wheel Loaders
Mining Trucks
Hydraulic Shovels
Highwall Miners
Surface Drills
Rope Shovels
Draglines
Surface Belt Systems
Belt Systems
Roof Supports
Armored Face Conveyors
Shearers
Drills
Truck s & Loaders
Continuous Miners
Diesel Transport
Caterpillar
Bucyrus
Joy Global
Komatsu
Hitachi
Liebherr

2011-2015
ENTERPRISE STRATEGY &
OUR VALUES IN ACTION

CUSTOMERS. PEOPLE. STOCKHOLDERS.

CONFIDENTIAL: Non-Confidential

CATERPILLAR®

Page 9

Caterpillar & Bucyrus Combined

Broad mining product line


Surface Mining Equipment
Underground Mining Equipment
Company
Dozers & Graders
Wheel Loaders
Mining Trucks
Hydraulic Shovels
Highwall Miners
Surface Drills
Rope Shovels
Draglines
Surface Belt Systems
Belt Systems
Roof Supports
Armored Face Conveyors
Shearers
Drills
Truck s & Loaders
Continuous Miners
Diesel Transport
Caterpillar
Joy Global
Komatsu
Hitachi
Liebherr

2011-2015
ENTERPRISE STRATEGY & OUR VALUES IN ACTION

CUSTOMERS. PEOPLE. STOCKHOLDERS.

CONFIDENTIAL: Non-Confidential

CATERPILLAR®

Key Decisions Organization Branding Dealer participation Funding

Page 11 Bucyrus will become a part of Caterpillar’s mining group within the Resource Industries Segment lead by Steve Wunning Cat Global Mining headquarters will be in Oak Creek, Wisconsin Three Caterpillar Vice Presidents will report to Steve Wunning and lead the mining business: Dave Bozeman will lead the Integrated Manufacturing Operations Division, which will include the global manufacturing operations for Caterpillar mining products. The division has manufacturing operations in Asia, Australia, Europe and North America. Chris Curfman will lead the Mining Sales and Marketing Division, with global responsibility for maintaining and enhancing customer relationships, developing the global marketing strategy and ensuring future growth opportunities. Luis de Leon, previously chief operating officer for Bucyrus, has been elected by the Caterpillar Board of Directors as a corporate Vice President, and will lead the new Mining Products Division. The division will be responsible for overall mining product strategy development, product design and product sourcing. Mining Organization

Page 12 Since announcing the acquisition last November we’ve studied the best branding approach We worked with dealers, customers, the Bucyrus leadership, and outside industry and branding experts The conclusion was a single brand Caterpillar The decision was endorsed by the Bucyrus board of directors We will begin to transition Bucyrus products to the Caterpillar brand in a quick, but orderly fashion Unit Rig trucks are a temporary exception Products will be Branded Caterpillar

Page 13 Bucyrus employed a predominantly direct distribution model. We expect to migrate sales and support to Caterpillar dealers Dealers and customers have asked us for years to expand our offering in mining The sale of Bucyrus distribution businesses and the migration of distribution and support to dealers is expected to be a win-win-win for Caterpillar, dealers, and customers We’re in discussions with dealers and they’re very positive about the opportunity Dealer Participation Migrate Sales and Product Support to Caterpillar Dealers ............

Funding Transaction Funding Page 14 Caterpillar acquired 100% of Bucyrus outstanding common stock at $92 per share Total purchase price of ... approximately $8.8 billion including assumption of Bucyrus’ net debt Positive cash flow since November 2010 has resulted in funding that is more favorable to stockholders Nov 2010 Estimate Actual Cash $ 1.3 $ 3.3 Debt - 30 Year 1.5 1.3 - 5-10 Year 2.6 1.3 - 2-3 Year 0.7 1.5 - Short-term 0.5 1.4 - Total 5.3 5.5 Equity 2.0 - Total $ 8.6 B $ 8.8 B USD in Billions

We’re Ready for Integration We formed a dedicated team in late 2010 to plan for the integration and synergy capture. Good planning and we’re off and running Much to do branding, dealers, product support, employees, IT, purchasing, remanufacturing, finance, engineering, Cat components and much more. Based on our work so far we are increasingly confident we can deliver the expected long-term benefits that we expected. But there are substantial costs to integrate and additional costs to drive the synergy benefits Page 15

Synergy Capture Page 16 We expect synergy benefits across a wide range of areas Sales and support capability of Cat Dealers higher sales, more aftermarket Use of Cat engines and components in Bucyrus products Costs such as purchasing and engineering Cat Remanufacturing Expected Synergy Benefits & Costs to Deliver * 2011 2012 2015 Partial Year Full Year Mature Year Synergy Benefits $50 - $75M $175 - $225M Over $500M Up-front costs to deliver synergies $25 - $50M $100 - $150M Net Synergy Impact About $25M $50 - $100M Over $500M * This does not include impacts related to migrating Bucyrus sales and support businesses to dealers. The impact will change as dealers acquire and pay for distribution businesses.

Expected Financial Impact * Page 17 * This does not include impacts related to migrating Bucyrus sales and support businesses to dealers. Profit impact will change as dealers acquire and pay for distribution businesses. About -$300M About -$300M Inventory Step-up About -$250M Interest Rate Swap Losses About -$150M Deal Related & Integration Costs About -$300M About -$100M About -$400M About $500M About $1.25B Partial Year Full Year Mature Year 2011 2012 2015 Bucyrus stand alone Operating Profit About $425M $800 to $850 About $1 billion Synergy Benefits (Net of Costs to Deliver) About $ 25M $50M to $100M Over $500M Incremental Intangible Amortization & Depreciation About -$150M About -$300M About -$300M

What’s ......... Changed Page 18 Negative Higher up-front costs – primarily interest rate swap losses and a higher inventory step-up. We’re expecting about $700M in up-front costs in 2011 including the loss on interest rate swaps $150M, inventory step-up $250M, and other integration and deal-related costs $300M Positives Originally we expected to fund up to $2 billion of the acquisition with new equity. Strong cash flow over the past few quarters helped avoid new equity and stock dilution of about 3% Lower cost of debt to fund the acquisition very favorable interest rates that will more than offset the swap losses over the term of the debt Mining in general has continued to improve and that makes the timing of the acquisition and the long-term outlook for our mining business, including Bucyrus, more positive. We’re more confident in the synergy benefits and raised the mature year estimate to “over $500M” we’d previously said “over $400M”

Summary ......... Great acquisition with a complementary product fit Still much work to do we have a great integration plan that we are executing Increasingly positive on the synergy potential, but it does require investment to implement. Will take time to integrate including the dealer transition Much more favorable funding costs than we expected last November Including incremental interest expense, we expect it will be about $0.50 per share negative to 2011 profit. Profit contributor after 2011 should add more than $1 per share by 2015 Page 19

The Right Move for Caterpillar Page 20